                                                                   EXHIBIT 99.04


                          OFFICE OF THRIFT SUPERVISION

                            Washington, D.C.  20549

                           --------------------------

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 1995

                       FIRST UNITED SAVINGS BANK, F.S.B.

             (Exact name of registrant as specified in its charter)

                                 UNITED STATES

                 (State or other jurisdiction of incorporation)

            4886                                  35-0352100

     (OTS Docket Number)               (IRS Employer Identification No.)

           One North Locust Street
           Greencastle, Indiana                          46135

     (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (317)653-9793

Item 5.  Other Events
------   ------------


     First United Savings Bank, f.s.b. (the "Savings Bank") has previously announced a pending affiliation with Old National Bancorp ("ONB") based in Evansville, Indiana. The Savings Bank has filed a preliminary proxy statement with the Office of Thrift Supervision which relates to the annual meeting at which its shareholders will be asked to vote on the affiliation. The proxy statement incorporates certain documents which have been filed by ONB with the Securities and Exchange Commission. In order to make these documents (or material exhibits thereof) available through the securities disclosure system under which similar documents are filed with the Office of Thrift Supervision, the Savings Bank is filing with this Form 8-K copies of those documents, which are incorporated by reference herein.

Item 7.  Financial Statements and Exhibits
------   ---------------------------------

     (c)  Exhibits
          --------

          Exhibit 2(a) Old National Bancorp's Annual Report on Form 10-K for the year ended December 31, 1994.

          Exhibit 2(b) Old National Bancorp's Annual Report to Shareholders for the year ended December 31, 1994.

          Exhibit 2(c) Old National Bancorp's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995.

          Exhibit 2(d) Old National Bancorp's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995.

          Exhibit 2(e) Old National Bancorp's Amended Articles of Incorporation as of January 25, 1990.

          Exhibit 2(f) Rights Agreement dated March 1, 1990, between Old National Bancorp and Old National Bank, as Rights Agent.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              By:   /s/ William M. Marley
                                    --------------------------------------
                                    William M. Marley, President and Chief
                                    Executive Officer

Dated: September 20, 1995

                                      -3-